UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 8, 2009
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10868 189th Street, Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Registrant issued a press release on September 8, 2009 regarding the appointment of Mr. Cahill as its Manager, President and CEO effective September 8, 2009.

A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release dated September 8, 2009 from Southwest Iowa Renewable Energy, LLC regarding the appointment of Mr. Brian T. Cahill as General Manager, President and CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2009

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ James M. Lay
James M. Lay
Interim President and Chief Executive Officer

Exhibit Index

Exhibit
Number                                Description

99.1           Press Release dated September 8, 2009 from Southwest Iowa Renewable Energy, LLC regarding the appointment of Mr. Brian T. Cahill as General Manager, President and CEO.